INCOME FUNDS

JPMorgan Bond Fund
JPMorgan Real Return Fund
(All Share Classes)
(Each a series of JPMorgan Trust I)

Supplement dated November 15, 2007
to the Prospectuses dated July 1, 2007

The information under the headings for “JPMorgan Bond Fund” and “JPMorgan Real Return Fund” in the “The Funds’ Management and Administration” section of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, has been the portfolio manager for the Bond Fund since 2000. An employee of JPMIM since 1997, Mr. Neumann is the head of the portfolio manager group and lead portfolio manager for core plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy.

Real Return Fund

The portfolio management team for the Real Return Fund is led by Seamus S. Brown, Vice President and Christopher H. Clasen, Vice President and CFA charterholder. Mr. Brown and Mr. Clasen have been part of the portfolio management team since the Fund’s inception. Mr. Brown is a portfolio manager in the International Fixed Income Group which focuses on global fixed income strategies specializing in the inflation-linked sector and has been an employee of JPMIM since 1999. Mr. Brown has been a portfolio manager since 2001. An employee of JPMIM since 2000, Mr. Clasen is chiefly responsible for relative value strategies in treasury, agencies, and interest rate swaps for the liquidity team and is a member of the duration strategy team. Mr. Clasen spent his first two and a half years at JPMIM as a trader in the U.S. Fixed Income Trading Group.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INC-1107